                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

        In connection with the Quarterly Report of MailKey Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Tim Dean-Smith, Chief Executive Officer and Chief Financial Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

        (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/  Tim Dean-Smith
                                        -----------------------------------
                                        Tim Dean-Smith
                                        Chief Executive Officer and
                                        Chief Financial Officer


Date:   November 22, 2004